SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ xx ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

             ______________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ xx ]  No fee required
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)     Aggregate number of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)     Proposed maximum aggregate value of transaction:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     5)     Total fee paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)     Form, Schedule or Registration Statement No.:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3)     Filing Party:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)     Date Filed:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                              AMERICAN ECOLOGY CORPORATION
[GRAPHIC OMITTED]              300 E. MALLARD, SUITE 300            [GRAPHIC OMITTED]
                                  BOISE, IDAHO 83706
                                     208-331-8400

                          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME             10:00 a.m. Central Standard Time on
                 Thursday, May 20, 2004

PLACE            The Chicago Club
                 Black Room
                 81 East Van Buren Street
                 Chicago, Illinois 60605

PROPOSALS        (1)  To elect seven directors of the Board of Directors to serve a one year term.
                 (2)  To ratify the selection of Moss Adams LLP as the Company's independent auditors for the Company's fiscal year ending
                      December 31, 2004.
                 (3)  To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE      You are entitled to vote if you were a stockholder at the close of business on March 31, 2004.  A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the annual meeting of stockholders.

VOTING BY PROXY  Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                 BY ORDER OF THE BOARD OF DIRECTORS




                 ROGER P. HICKEY
                 Chairman of the Board of Directors
Boise, Idaho
April 2, 2004


All Stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (postage is prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting and revoke your proxy.

PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER
---------------------------------------------------------------------------------------
NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT
-------------------------------------------------------------------------------------------
THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.
---------------------------------------------------------------------------------------

                          AMERICAN ECOLOGY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2004

                                 PROXY STATEMENT

                      ____________________________________

This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, (the "Company"), a Delaware corporation, to be held on May 20, 2004, at 10:00 a.m., at the Chicago Club in the Black Room, 81 East Van Buren Street, Chicago, Illinois 60605, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 15, 2004. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003 is being furnished with this Proxy Statement to stockholders of record as of March 31, 2004. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS
                      ------------------------------------

The Board of Directors of the Company fixed March 31, 2004 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 17,175,150 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (seven) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the Meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, seven directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The seven nominees receiving the greatest number of votes cast will be elected directors if each nominee receives at least a majority of the votes cast.

Roger P. Hickey is not standing for re-election to the Board of Directors.

Director nominees standing for election to serve until the Annual Meeting in 2005 are:

NAME                 AGE         POSITION WITH COMPANY             RESIDENCE       DIRECTOR SINCE
-------------------  ---  ------------------------------------  ---------------  ------------------

David B. Anderson     62  Independent Director                  Chicago, IL                    2003
Rotchford L. Barker   67  Independent Director                  Cody, WY                       1996
Roy C. Eliff          68  Independent Director                  Houston, TX                    2002
Edward F. Heil        59  Independent Director                  Miami Beach, FL                1994
Stephen A. Romano     49  Chief Executive Officer and Director  Boise, ID                      2002
Jimmy D. Ross         67  Nominee for Independent Director      Lake Forest, FL  Initial nomination
Stephen M. Schutt     46  Independent Director                  Atlanta, GA                    2003

DAVID B. ANDERSON
-----------------

Mr. Anderson joined the Board of Directors in 2003. Mr. Anderson is President of Highland Capital Enterprises Corporation, in Highland Park, Illinois. He has held senior executive positions with GATX Corporation and Inland Steel Industries. An attorney, Anderson has extensive experience in corporate strategy, compliance, acquisitions, legal affairs and business development.

ROTCHFORD L. BARKER
-------------------

Mr. Barker originally joined the Board of Directors in 1996. Mr. Barker did not stand for re-election to the Board at its May 2002 annual meeting, but was asked to return to the Board to fill a vacancy created by a director who resigned in July of 2002. Mr. Barker is an independent businessperson and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker is also a director of Idacorp, a public energy services holding company that owns Idaho Power Company.

ROY C. ELIFF
------------

Mr. Eliff joined the Board of Directors in 2002. Mr. Eliff is a consultant to solid waste and environmental companies in the area of acquisitions and mergers. Mr. Eliff has served as an officer, director, or Chief Financial Officer of publicly held companies, including 20 years as Vice President of Corporate Development/Acquisition for Browning Ferris Industries.

EDWARD F. HEIL
--------------

Mr. Heil joined the Board of Directors in 1994. Mr. Heil is a land developer and private investor, and has owned and operated one of the largest solid waste landfills in the midwestern United States. Mr. Heil has more than 40 years experience in the construction and waste service industries.

STEPHEN  A.  ROMANO
-------------------

Mr. Romano joined the Board of Directors in 2002. Mr. Romano was appointed President and Chief Operating Officer in October, 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano has served with the Company for more than 14 years in various positions of increasing responsibility. Prior to joining the Company, Mr Romano held positions with the U.S. Nuclear Regulatory Commission, the Wisconsin Department of Natural Resources, and EG&G Idaho, Inc. Mr Romano holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

JIMMY  D.  ROSS
---------------

General Jimmy Ross has been nominated to serve on the Board of Directors. General Ross was a U.S. Army military officer for 36 years and retired as a four-star General in 1994. General Ross' last active duty assignment was Commander of the United States Army Materiel Command, a worldwide command of 95,000 military and civilian personnel and 126 organizations. Following his military retirement, General Ross served as an executive with the American Red Cross (ARC),reporting to the president, Mrs. Elizabeth Dole. In 1999, General Ross became chief operating officer of ARC, responsible for business operations and a $2.5 billion budget, 33,000 paid staff, and 1.3 million volunteers at 2,000 locations across the nation and six U.S. territories. General Ross is currently a consultant to Cypress International in Alexandria, VA and serves on several public Boards.

STEPHEN  M.  SCHUTT
-------------------

Mr. Schutt joined the Board of Directors in 2003. Mr. Schutt is Vice President of Nuclear Fuel Services, Inc., a primary contractor for the United States Navy. Mr. Schutt has more than 25 years of experience developing and applying technology to solve complex problems in the nuclear reactor, enriched uranium, and hazardous and radioactive waste markets.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended December 31, 2003, the Board of Directors held seven meetings. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which they served during the period for which they were a Board or Committee member, respectively. While encouraged, Director attendance at the Annual Meeting is not required. All Directors standing for reelection attended the 2003 Annual Meeting.

The Committees of the Board of Directors during 2003 were the Nominating, Audit, and Compensation Committees.

The members of the Nominating Committee are currently Messrs. Hickey, Barker, and Heil. Mr. Hickey is chairman. The Nominating Committee searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and any new director seats if the board is expanded. The Nominating Committee met once during 2003, and once in 2004 to nominate the seven directors standing for election at the annual shareholders meeting in 2004. The Board of Directors unanimously approved the seven nominees standing for election.

The members of the Audit Committee are currently Messrs. Eliff, Anderson, and Hickey. Mr. Eliff is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews and approves the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met four times in 2003, including a visit to the Company's corporate office in Boise, Idaho and its Beatty, Nevada waste treatment and disposal facility.

The members of the Compensation Committee are currently Messrs. Barker, Hickey, and Schutt. Mr. Barker is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 1992 Employee and 1992 Directors stock option plans, determines executive compensation and contract matters, and performs other functions regarding compensation as the Board may delegate. The Compensation Committee met one time in 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

During 2003, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 402 or 404 of Securities and Exchange Commission regulations.

During 2003, no executive officer of the Company served as:

- a member of the Compensation Committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company,
- a director of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company, or
- a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS'  COMPENSATION.

Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, which at the director's discretion is payable in stock of the Company at its then market price or in cash. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Romano is the only director employed by the Company. All directors are reimbursed for their reasonable travel and other expenses involved in attendance at Board and committee meetings.

In addition, each non-employee director is granted a stock option to purchase 7,500 shares of the Company's common stock at the time of his or her initial election to the Board. Upon each re-election to the Board, he or she is granted a stock option to purchase 10,000 shares of the Company's common stock.

                                       EXECUTIVE OFFICERS
                                       ------------------

NAME AND PRINCIPAL POSITION                       AGE          CITY/STATE           OFFICER
------------------------------------------------  ---  ---------------------------  -------
Stephen A. Romano                                  49  Boise, Idaho                    1998
    President, Chief Executive Officer
    Chief Operating Officer
James R. Baumgardner                               41  Boise, Idaho                    1999
    Senior Vice President, Treasurer,
    Secretary, and Chief Financial Officer
Michael J. Gilberg                                 35  Boise, Idaho                    2002
    Vice President and Controller
Steven D. Welling                                  45  El Dorado Hills, California     2003
    Vice President, Sales and Marketing
John M. Cooper                                     49  Boise, Idaho                    2003
    Vice President and Chief Information Officer

STEPHEN A. ROMANO was appointed President and Chief Operating Officer in October, 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano joined the Board of Directors in 2002. He has served with the Company for more than 14 years in various positions of increasing responsibility. Prior to joining the Company, Mr Romano held positions with the U.S. Nuclear Regulatory Commission,the Wisconsin Department of Natural Resources, and EG&G Idaho, Inc. Mr Romano holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

JAMES R. BAUMGARDNER joined the Company in November 1999 as Senior Vice President and Chief Financial Officer. Mr. Baumgardner was appointed Treasurer and Secretary in October of 2001. From 1995 until joining the Company, he was the Corporate Treasurer of WaferTech and Symbios Logic, Inc., both large semiconductor manufacturing companies. From 1988 to 1995, Mr. Baumgardner was a commercial banker, holding positions of increasing responsibility with Silicon Valley Bank and First Interstate Bank. Mr. Baumgardner holds a BS and MBA from Oregon State University.

MICHAEL J. GILBERG, CPA, joined the Company in February, 2002 as Vice President and Controller. From 1997 until joining the Company, Mr. Gilberg was Vice President and Controller for T.J.T. Inc., a publicly-traded manufacturing company in Emmett, Idaho. Prior to joining T.J.T., he was employed at Deloitte & Touche in Boise, Idaho, and KPMG Peat Marwick in Midland, Texas where he audited a wide range of corporate and governmental organizations. Mr. Gilberg holds a BS from the University of Montana.

STEVE WELLING joined the Company in February 2001 as part of the Envirosafe Services of Idaho (now US Ecology Idaho, Inc.) acquisition. He previously served as National Accounts Manager for Envirosource Technologies and Western Sales Manager for Envirosafe Services of Idaho. Prior to joining Envirosafe, Welling managed new market development and sales for a national bulk chemical transportation company. Mr. Welling holds a BS from California State University-Stanislaus

JOHN M. COOPER is Vice President and Chief Information Officer. Previously, he served as Vice President, Information Systems for BMC West Corporation, and was Director of Business Development for the High Tech Industry at Oracle
Corporation. Mr. Cooper brings more than 20 years of computer industry knowledge and experience to the Company and is responsible for all information technology and telecommunications. Mr. Cooper holds a BS in Physics from Utah State University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2003 and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the following filings:

DIRECTOR OR OFFICER                FORM FILED     FILING DATE       REQUIRED DATE
---------------------------------  ----------  -----------------  -----------------
Rotchford L. Barker, Director      Form 4      August 12, 2003    August 5, 2003
John M. Cooper, Vice President     Form 3      December 10, 2003  December 8, 2003
Steven D. Welling, Vice President  Form 3      December 10, 2003  December 8, 2003
Roger P. Hickey, Director          Form 4      January 6, 2004    December 30, 2003
Rotchford L. Barker, Director      Form 4      March 25, 2004     July 10, 2000

CORPORATE  GOVERNANCE  RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. Since 2002, the Company amended the Audit Committee Charter, adopted a Nominating Committee Charter as well as adopted additional policies and procedures as needed to further ensure good corporate governance.

The Board of Directors has adopted a Code of Ethics for the Chief Executive and Senior Financial Officers ("Code of Ethics") which is attached as Exhibit A and posted on the Company's website at www.americanecology.com. There have not been
                                    -----------------------
any waivers or changes to the Code of Ethics. Any future waivers or changes would be disclosed next to the Code of Ethics on this website.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at December 31, 2003 and the prior two years in all capacities.

SUMMARY COMPENSATION TABLE
                                                                     Long-Term
                                         Annual Compensation(1)     Compensation      All Other
Name and Principal Position              Year   Salary    Bonus    Grant  Options  Compensation(2)
---------------------------------------  ----  --------  --------  -----  -------  ----------------
Stephen A. Romano                        2003  $204,278  $ 66,825    -0-  370,110  $          5,693
     President, Chief Executive,         2002  $171,160  $ 25,000    -0-      -0-  $          5,196
     and Chief Operating Officer         2001  $132,913       -0-    -0-   40,000  $          4,386

James R. Baumgardner                     2003  $172,785  $ 37,125    -0-  148,043  $          5,761
     Senior Vice President, Treasurer,   2002  $158,481  $ 25,000    -0-      -0-  $          4,586
     Secretary, Chief Financial Officer  2001  $145,077       -0-    -0-   10,000  $          4,788

Michael J. Gilberg                       2003  $104,876  $ 14,850    -0-   92,528  $          3,806
     Vice President and Controller       2002  $ 84,704       -0-    -0-   10,000               -0-

Steven D. Welling                        2003  $110,001  $154,939    -0-      -0-  $          4,096
     Vice President of Sales and         2002  $110,000  $ 99,963    -0-   10,000  $          3,630
     Marketing                           2001  $ 88,011  $ 59,770    -0-      -0-  $          2,326

John M. Cooper                           2003  $103,811  $ 19,380    -0-      -0-  $          3,834
     Vice President and Chief            2002  $ 47,594       -0-    -0-    7,500               -0-
     Information Officer

The Company, on a discretionary basis, may grant options to its executive officers under the 1992 amended and restated employee stock option plan. As of December 31, 2003, options to purchase 775,281 shares were outstanding with 188,976 shares remaining available for grant. The following table provides information concerning 2003 stock option grants to the Company's executive officers.

                                             2003 OPTION GRANTS
                                                                    Potential Realizable Value at Assumed
                Number of                                                Annual Rates of Stock Price
                Securities     Individual Grants                         Appreciation for Option Term
                Underlying   Percent of all Options   Exercise
Name            Options(3)    Granted to Employees      Price    Expires   0%      5%         10%
--------------  -----------  -----------------------  ---------  -------  ----  ---------  ---------

S. Romano           131,868                      17%  $    3.00  2-11-13  -0-   $240,201   $616,810
S. Romano           153,846                      20%  $    4.50  2-11-13  -0-   $ 49,466   $488,842
S. Romano            84,396                      11%  $    6.50  2-11-13  -0-        -0-   $ 99,374
J. Baumgardner       52,747                       7%  $    3.00  2-11-13  -0-   $ 96,080   $246,723
J. Baumgardner       61,538                       8%  $    4.50  2-11-13  -0-   $ 19,786   $195,536
J. Baumgardner       33,758                       4%  $    6.50  2-11-13  -0-        -0-   $ 39,749
M. Gilberg           32,967                       4%  $    3.00  2-11-13  -0-   $ 60,050   $154,202
M. Gilberg           38,462                       5%  $    4.50  2-11-13  -0-   $ 12,367   $122,212
M. Gilberg           21,099                       3%  $    6.50  2-11-13  -0-        -0-   $ 24,844

_______________________________
1 Includes dollar value base salary earned by the named executive officer during the fiscal year ending December 31, 2003 as permitted by rules established by the SEC.

2 Includes the amount of the Company's matching contribution under the Company's 401(k) Savings Plan.

3 All options granted were exercisable as of the option grant date, which was February 11, 2003 and an additional exercisable on February 11, 2004, 2005, and 2006.

The following table provides information concerning executive officers' stock options exercised in 2003 and those remaining outstanding at the end of 2003.

                        AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END VALUES

                         Shares               Number of Shares Underlying  Value of Unexercised In-the
                      Acquired on    Value         Unexercised Options       Money Options(4) at FYE
Name                    Exercise    Realized   Exercisable  Unexercisable  Exercisable   Unexercisable
--------------------  ------------  ---------  -----------  -------------  ------------  --------------
Stephen A. Romano           15,000  $  28,950      132,528        277,583  $    574,604  $    1,048,813
James R. Baumgardner           -0-        -0-       97,011        111,032  $    435,341  $      419,523
Michael J. Gilberg             -0-        -0-       33,132         69,396  $    145,405  $      262,205
Steven D. Welling              -0-        -0-       10,000            -0-  $     53,000             -0-
John M. Cooper                 -0-        -0-        7,500            -0-  $     33,375             -0-

The following table summarizes the number of common shares issuable under equity compensation plans as of December 31, 2003:

                                  (a) NUMBER OF        (b) WEIGHTED-         (c) NUMBER OF SECURITIES
                                 SECURITIES TO BE    AVERAGE EXERCISE     REMAINING AVAILABLE FOR FUTURE
                               ISSUED UPON EXERCISE      PRICE OF             ISSUANCE UNDER EQUITY
                                  OF OUTSTANDING        OUTSTANDING       COMPENSATION PLANS (EXCLUDING
                                OPTIONS, WARRANTS    OPTIONS, WARRANTS  SECURITIES REFLECTED IN COLUMN (a)
PLAN CATEGORY                       AND RIGHTS          AND RIGHTS      ----------------------------------
-----------------------------  --------------------  -----------------
Equity compensation plans
approved by security holders              1,266,281               3.90                             509,676
Equity compensation plans not
approved by security holders                     --                 --                                  --
                               --------------------  -----------------  ----------------------------------
Total                                     1,266,281               3.90                             509,676

COMPENSATION  COMMITTEE  REPORT.

The Compensation Committee of the Board of Directors is composed of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the 1992 Employee Stock Option Plan. The following report describes the basis on which the Compensation Committee made 2003 compensation determinations for executive officers of the Company.
_______________________________

4 A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $8.20 per share on the NASDAQ National Market at the close of business on December 31, 2003.

The Board of Directors believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

     1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.
     2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.
     3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.
     4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

Currently the Company has a compensation program based on three components: a base salary, bonus payments tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer. The base salaries for 2003 were established by the Committee at levels believed to be competitive with amounts paid to executives of companies in the environmental industry with comparable qualifications, experience, responsibilities, and performance. During 2003, the base salary of Stephen A. Romano was increased by the Committee to $205,000. The Committee believes this to be consistent with the base salary of executive officers with comparable qualifications, experience, responsibilities, and performance of other companies in the environmental industry. In recognition of Mr. Romano's performance as Chief Executive Officer, on February 11, 2003 the Committee approved an employment contract for Mr. Romano providing for a minimum annual base salary of $205,000 and an expiration date of December 31, 2005. On January 29, 2004 the Company's Board of Directors increased Mr. Romano's annual base salary to $230,000 effective January 1, 2004.

ANNUAL INCENTIVES -- Effective January 1, 2003, the Committee recommended and the Board approved a Management Incentive Plan covering executive incentive compensation for Company performance through 2005. The management incentive plan in effect during 2003 allowed for direct financial incentives to certain management in the form of a cash bonus for achieving specified operating income goals. Based on the Company's financial performance in 2003, no cash bonuses were awarded to executives under the Company's Management Incentive Plan. Messrs. Cooper, Baumgardner and Gilberg received discretionary cash bonus for 2003 performance of $7,500, $5,000 and $3,000, respectively. Mr. Romano did not receive a bonus for the Company's 2003 financial performance. Certain other employees received discretionary bonuses for 2003 performance. Amounts reflected in the above table reflect bonuses for 2002 performance paid in calendar 2003.

LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and common share performance. Stock options are generally granted at or greater than market value on the grant date, and will only have value if the Company's stock price increases above the grant price. In furtherance of these objectives, the Committee approved the grant of 758,724 options to certain executives and key employees during 2003.

This report is respectfully submitted by the Compensation Committee of the Board of Directors:

Rotchford L. Barker, Committee Chairman
Roger P. Hickey,
Stephen M. Schutt

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with Moss Adams, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61. These include, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 relating to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-Q, is compatible with maintaining auditor independence.

Based on review and discussion of the Company's audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

While the Audit Committee has provided board-level oversight, advice and direction, management is responsible for the financial statements and internal controls. Also, it is the responsibility of the independent auditor, not the Audit Committee, to conduct the audit and opine on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Board of Directors has determined that Mr. Eliff qualifies as a "Financial Expert".

This  report  is  respectfully  submitted by the Audit Committee of the Board of
Directors:

Roy C. Eliff, Audit Committee Chairman
David B. Anderson
Roger P. Hickey

AUDIT  COMMITTEE  CHARTER

The Board of Directors has amended the written charter for the Audit Committee which is attached as Exhibit B, and is also available on the Company's website at www.americanecology.com.

AUDIT  COMMITTEE  INDEPENDENCE

The Board of Directors has determined that Messrs. Eliff, Anderson, and Hickey all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

NOMINATING  COMMITTEE  REPORT

The Nominating Committee recommended the seven Directors who have consented to stand for election to the Board of Directors. During the nominating process, the Nominating Committee received input from multiple sources and evaluated a variety of subjective criteria prior to recommending nominees to the Board of Directors. Shareholders may submit recommendations to the Nominating Committee by writing to corporatesecretary@americanecology.com. Shareholder
                 --------------------------------------
recommendations should be submitted by December 12, 2004 for consideration by the Nominating Committee for the 2005 Annual Meeting.

During 2003 the Company did not pay a fee to any party to assist in identifying or evaluating nominees. During 2004, General Ross was recommended for nomination to the Board by a Governmental Affairs Consultant retained by the Company for which $5,000 of additional compensation was paid to the Consultant.

During 2003 the Company did not receive any nominee recommendations from shareholders owning more than 5% of the Company's common stock.

This  report  is submitted by the Nominating Committee of the Company's Board of
Directors:

Roger P. Hickey, Nominating Committee Chairman
Rotchford L. Barker
Edward F. Heil

NOMINATING  COMMITTEE  CHARTER

The Board of Directors has enacted a written charter for the Nominating Committee which is attached as Exhibit C, and is also available on the Company's website at www.americanecology.com.

NOMINATING  COMMITTEE  INDEPENDENCE

The Board of Directors has determined that Messrs. Hickey, Barker, and Heil all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                              ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

The following tables set forth, as of March 31, 2004, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and
(b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS

Name and Address                                  Number of Shares   Percent of
of Beneficial Owner                              Beneficially Owned     Class
-------------------------                        ------------------  -----------
Edward F. Heil(5) . . . . . . . . . . . . . . .           3,636,526       21.14%
8052 Fisher Island Drive
Fisher Island, FL 33109

Rotchford L. Barker(6). . . . . . . . . . . . .           3,501,583       20.32%
40 County Road 2AC
Cody, Wyoming  82414

Harry J. Phillips, Jr.(7) . . . . . . . . . . .             902,352        5.25%
917 Franklin, Suite 510
Houston, Texas 77002

Fayez Sarofim(8). . . . . . . . . . . . . . . .             859,581        5.00%
Fayez Sarofim & Co.
2907 Two Houston Center
Houston, Texas  77010

(b) DIRECTORS AND EXECUTIVE OFFICERS

Name Of Director              Shares Owned  Right to Acquire    Total    Percent Of Class
----------------------------  ------------  ----------------  ---------  -----------------
DIRECTORS
David B. Anderson                      -0-             7,500      7,500              0.04%
Rotchford L. Barker              3,444,083            57,500  3,501,583             20.32
Roy C. Eliff                        10,300            17,500     27,800              0.16
Edward F. Heil                   3,613,026            23,500  3,636,526             21.14
Roger P. Hickey(9)                 109,152            17,500    126,652              0.74
Stephen A. Romano(10)               26,800           225,055    251,855              1.45
______________________________

5 Mr. Heil's beneficial ownership includes 2,983,566 shares of common stock owned individually by Mr. Heil, 629,460 shares beneficially owned by Mr.
     Heil in his capacity as trustee of a trust, and 23,500 options subject to exercise.

6 Mr. Barker's beneficial ownership includes 3,411,083 shares of common stock owned individually by Mr. Barker, 33,000 shares beneficially owned by Mr.
     Barker  for  his  child  and  57,500  options  subject  to  exercise.

7 Pursuant to a Schedule 13-G filing on February 12, 2004, Mr. Phillips reported that he may be deemed the beneficial owner of, 900,000 shares of common stock owned of record by ECOL Partners II, ltd. ("Ecol Partners II") and 2,352 shares owned of record by Phillips Investments, Inc. The shares reported on Schedule 13-G are used above. As a sole shareholder of Phillips
     Investments,  Inc.,  which  is the general partner of ECOL Partners II, Mr.
     Phillips shares voting and investment power over the common stock owned by Phillips Investments, Inc. and ECOL Partners II.

8    Pursuant  to  a  Schedule 13-G filing on February 11, 2004, Fayez Sarofim &
     Co., a registered investment advisor, and Mr. Fayez Sarofim reported that they may be deemed the beneficial owner of an aggregate 859,581 shares of the Company, consisting of 826,656 shares held by Mr. Sarofim, 21,054 shares in investment advisory accounts at his firm of which he has dispositive power, 11,784 shares held by Sarofim International Management
     Company, which he controls, and 87 shares as trustee over which he has shared voting power.

9 Mr. Hickey's beneficial ownership includes 52,052 shares of common stock owned individually by Mr. Hickey, 57,100 shares beneficially owned by Mr.
     Hickey in his capacity as trustee of a trust, and 17,500 options subject to exercise.

10 Mr. Romano's beneficial ownership includes 26,800 shares of common stock and 225,055 options currently exercisable. Mr. Romano also holds 185,055 options unexercisable as of March 31, 2004 that are not included in the table.


                                       14

Jimmy D. Ross                          -0-               -0-        -0-              0.00
Stephen M. Schutt                      -0-             7,500      7,500              0.04

Name Of Officer               Shares Owned  Right to Acquire  Total      Percent Of Class
----------------------------  ------------  ----------------  ---------  -----------------
EXECUTIVE OFFICERS
Stephen A. Romano                   26,800           225,055    251,855              1.45%
James R. Baumgardner(11)               -0-            94,022     94,022              0.54
Michael J. Gilberg(12)              10,000            46,265     56,265              0.33
Steven D. Welling                      -0-            10,000     10,000               .06
John M. Cooper                       3,000               -0-      3,000               .02

All directors and executive      7,216,361           506,342  7,722,703             40.81
officers as a group

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

During 2003 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

POTENTIAL  CONFLICTS  OF  INTEREST
----------------------------------

During 2003 the Board of Directors approved the following potential conflict of interest involving members of the Board of Directors or Management:

The Company engaged KPMG LLP for advice and preparation of the Company's 2002 income tax returns. The Company paid KPMG $35,800 for these services. The spouse of a member of Management was a Senior Manager with KPMG's audit practice until her resignation from KPMG in November 2003.

STOCK  PERFORMANCE(13)
The following graph compares the most recent five-year market-value performance of the Company's common stock to the NASDAQ Composite Index, and a hazardous waste industry 2003 peer group(14) that the Company believes accurately reflects its competitors for fiscal 2003. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1998.


________________________________________________________________________________

11 Mr. Baumgardner's beneficial ownership includes 94,022 options currently exercisable. Mr. Baumgardner also holds 74,021 options unexercisable as of March 31, 2004 that are not included in the table.

12 Mr. Gilberg's beneficial ownership includes 10,000 shares of common stock and 46,265 options currently exercisable. Mr. Gilberg also holds 46,263 options unexercisable as of March 31, 2004 that are not included in the table.

13 Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

14 The companies which make up the Company's 2003 peer group are: Clean Harbors, Inc.; Duratek, Inc.; Perma-Fix Environmental Services, Inc; and Waste Management Inc.

                                [GRAPHIC OMITTED]


                                 PROPOSAL NO. 2
                              SELECTION OF AUDITORS

The Board of Directors has designated Moss Adams LLP as independent auditors for the Company's 2004 fiscal year. Moss Adams has examined the financial statements of the Company for its 2002 and 2003 fiscal year. A representative of Moss Adams is expected to be present at the Annual Meeting and available to make a statement and/or respond to questions.

Stockholder ratification of the selection of Moss Adams as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board, in conjunction with the Audit Committee will reconsider whether or not to retain Moss Adams. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Moss Adams. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

AUDITOR  FEES
-------------

The aggregate fees billed by Moss Adams for professional services were as follows:

                                                              2003     2002
                                                            --------  -------
Audit Fees                                                  $125,000  $66,000
Audit-Related Fees                                                --       --
Tax Fees                                                          --       --
All Other Fees                                                    --       --
                                                            --------  -------
Total Fees                                                  $125,000  $66,000

Moss Adams prepares an annual engagement letter that is submitted to the Audit Committee for approval. The engagement letter is a contract between the Company and Moss Adams that specifies the responsibilities of each party. It is signed on behalf of the Company by the Chairman of the Audit Committee and the Chief Financial Officer. One of the responsibilities of the Company is payment to Moss Adams of a fixed amount for the annual audit and each quarterly review, as well as any other services agreed to in the engagement letter.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                        ---------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

The Company must receive stockholder proposals submitted for inclusion in the Company's proxy materials and for consideration at the annual meeting of stockholders in 2005 no later than December 12, 2004. Stockholder proposals should be submitted to James R. Baumgardner, Secretary of American Ecology Corporation, 300 E. Mallard, Suite 300, Boise, Idaho 83706. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

Other shareholder communications to the Board of Directors may be sent at any time to corporatesecretary@americanecology.com. The Company intends to
          --------------------------------------
summarize shareholder communications for presentation to the Board of Directors at its next meeting, however, this is subject to change based upon the volume of communications.

OTHER  MATTERS
--------------

The Management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 300 E. Mallard, Suite 300, Boise, Idaho 83706 or may be accessed on the Internet at: http://www.americanecology.com.
     -------------------------------

                                    Exhibit A
                                    ---------

                          AMERICAN ECOLOGY CORPORATION
                  CODE OF ETHICS FOR CHIEF EXECUTIVE AND SENIOR
                               FINANCIAL OFFICERS

The Company's Board of Directors has adopted the following Code of Ethics for its Chief Executive Officer, Chief Financial Officer and Controller ("the Executives").

To the best of their knowledge and ability, the Executives shall:

1. Act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.   Comply with applicable governmental laws, rules and regulations;

3. Promote the prompt internal reporting of violations of this Code of Ethics to the Audit Committee or Chairman of the Board of Directors;

4. Respect the confidentiality of information acquired in the course of employment;

5. Proactively promote ethical and honest behavior within American Ecology and its consolidated subsidiaries.

6. The Executives are responsible for full, fair, accurate, timely and understandable financial disclosure in reports and documents filed by the Company with the Securities and Exchange Commission and in other public communications made by the Company. The Company's accounting records must be maintained in accordance with all applicable laws and standards, must be proper, supported and classified, and must not contain any false or misleading entries.

7. The Executives are responsible for the Company's system of internal financial controls. The Executives shall promptly bring to the attention of the Audit Committee of the Board of Directors any information the Executives may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

8. The Executives may not compete with the Company. The Executives shall promptly bring to the attention of the Chairman of the Board and the Audit Committee any information the Executives may have concerning any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

9. The Company is committed to complying with both the letter and the spirit of all applicable laws, rules and regulations. The Executives shall promptly bring to the attention of the Chairman of the Board and the Audit Committee any information the Executives may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company or its employees or agents.

10. The Executives shall promptly bring to the attention of the Chairman of the Board and the Audit Committee any information the Executives may have concerning any violation of this Code of Ethics. The Board of Directors may determine, or designate appropriate persons to determine, appropriate additional disciplinary or other actions to be taken in the event of violations of this Code of Ethics by the Company's Chief Executive, Chief Financial Officer, or Controller.


Agreed and Acknowledged


________________________________________          ________________
                                                  Date

                                    Exhibit B
                                    ---------

                          AMERICAN ECOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER

PURPOSE
The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board. The Committee shall also oversee the independent auditors' qualifications and independence. The Committee will evaluate the performance of the Company's independent auditors, including a review and evaluation of the engagement partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company.

COMMITTEE MEMBERSHIP
The Committee shall be appointed by the Board and shall comprise at least three directors. Each Committee member shall meet the requirements of the Nasdaq listing standards, and federal laws and regulations, with respect to audit committees, as they may become applicable from time to time. No member may receive compensation from the Company other than Board approved director's fees. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise as determined by the Board and shall be deemed the Committee's "financial expert."

COMMITTEE AUTHORITY AND RESPONSIBILITIES
The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the full Board of Directors. The Board will designate a Chairman for the Committee and the Committee shall have such authority as determined and delegated by the Board. The Committee may delegate authority to subcommittees, or to the Chairman of the Committee when appropriate.

Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee provides oversight and sets the overall corporate standards for quality financial reporting, sound risk management, and ethical behavior, but it is the role of management to perform the day-to-day responsibilities associated with the preparation of the Company's financial statements and reports.

The following shall be the principal recurring duties of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

1. Independent auditors. The Committee shall have the sole authority and
-----------------------
responsibility to hire, evaluate and replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The Committee shall discuss the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. This process will include, at least annually, the Committee's review of the independent auditors' internal control and audit procedures, any material issues raised by the most recent financial review or audit and (to assess the auditors' independence) all relationships between the independent auditors and management. Annually, the Committee will review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year.

2. Audit services. The Committee shall discuss with the independent auditors the
-----------------
overall scope and plans for their respective audits including their respective responsibilities and the adequacy of staffing and compensation. The Committee shall approve in advance all audit engagement fees and the terms of all audit services to be provided by the independent auditors.

3. Permissible non-audit services. The auditors shall be engaged by the
---------------------------------
Committee for permissible non-audit services, as delineated by applicable securities laws and regulation.

4. Review of interim financial statements; earnings releases. The Committee
------------------------------------------------------------
shall review the interim financial statements, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 1O-Q. The Committee will review and question management regarding the Company's quarterly financial statements, earnings releases and Reports on Form 10-Q. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

5. Review of annual audited financial statements. The Committee shall review
------------------------------------------------
with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including (a) their judgment about the quality, of the Company's accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and (c) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies.

The Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and (c) the effects of alternative accounting methods and regulatory and accounting initiatives on the financial statements.

The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors' activities or on access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

Based on these reviews, the Committee will make a recommendation to the Board as to whether the audited financial statements are adequate for inclusion in the Company's Annual Report on Form 10-K.

6. Risk assessment and risk management. The Committee will review and discuss
--------------------------------------
with management and the independent auditors the Company's policies with respect to risk assessment and risk management.

7. Internal controls; disclosure controls and procedures. The Committee will
--------------------------------------------------------
review and discuss with management and the independent auditors the Company's internal controls. The Committee will review and discuss the Company's disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Financial Officer.

8. Complaint procedures. The Committee will establish and maintain procedures
-----------------------
for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

9. Compliance programs. The Committee will review and discuss with management
----------------------
and the independent auditors the adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs, including the Company's Code of Ethics for Executive and Financial Officers.

10. Report for inclusion in proxy statement. The Committee shall prepare the
-------------------------------------------
Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.

11. Charter. The Committee shall periodically review and reassess the adequacy
-----------
of this Charter and recommend any proposed changes to the Board for approval.

12. Investigative authority. In discharging its oversight role, the Committee is
---------------------------
empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Company shall budget funds that enable the Committee to directly engage Outside Advisors, as defined below.

OUTSIDE ADVISORS
The Committee shall have the authority to retain such outside counsel, experts, investigators, and other advisors as it deems appropriate to assist the Committee in the performance of its functions. The Committee shall have the authority to set an annual budget for its use during the year regarding the discharge of its duties, subject to approval by the full Board of Directors. The Committee shall not engage or contact for review purposes outside accounting firms without the approval of the full Board of Directors.

MEETINGS
The Committee will meet as often as may be deemed necessary or appropriate in its judgment, but at least quarterly each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum. The Committee will meet separately, at least quarterly, with the independent auditors and management to discuss any matters that they wish to bring to the Board's attention.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditors.

                                    Exhibit C
                                    ---------

                          AMERICAN ECOLOGY CORPORATION
                          NOMINATING COMMITTEE CHARTER

PURPOSE
The Nominating Committee ("the Committee") is appointed by the Board for the primary purposes of:

     A.   Identifying individuals qualified to become members of the Board.

     B. Recommending to the Board when new members should be added to the Board.

     C.   Recommending to the Board individuals to fill vacant Board positions.

     D. Recommending to the Board the director nominees for the next annual meeting of shareholders.

     E. Evaluation of the Board and its members in accordance with applicable law.

COMMITTEE MEMBERSHIP
The Committee shall be appointed by the Board and shall consist of at least three directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Each Committee member shall meet the requirements of the Nasdaq listing standards, and federal laws and regulations, with respect to nominating committees and their independence, as they may become applicable from time to time. No Committee member may receive compensation from the Company other than Board approved director's fees. The members of the Committee will be appointed by and serve at the discretion of the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES
The Committee believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified candidates to serve as members of the Board of Directors and, accordingly, the primary responsibility of the Committee is to oversee the selection of new Directors. The Board will designate a Chairman for the Committee and the Committee shall have such authority as determined and delegated by the Board. The Committee may delegate authority to subcommittees, or to the Chairman of the Committee when appropriate. The Committee shall have the following authority and responsibilities:

     A. BOARD VACANCIES. When a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death, or an increase in the size of the Board, to present its recommendation of a replacement or additional member to the Board.

     B. DIRECTOR CRITERIA. To consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

          1. Strong personal characteristics including but not limited to strong moral fiber and integrity; good business and personal reputation, experience at a strategy/policy setting level; high-level managerial experience, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts or potential conflicts of interest.

          2. Whether the member/potential member is subject to a disqualifying factor including, but not limited to relationships with competitors, customers, suppliers, contractors, counselors, or consultants, or recent previous employment with the Company.

          3. The member's/potential member's independence, as defined by Nasdaq and the U.S. Securities and Exchange Commission.

          4. Whether the member/potential member would be considered a "financial expert" or "financially literate" as described in applicable listing standards, legislation, or Audit Committee guidelines

          5. The extent of the member's/potential member's business experience, technical expertise, or specialized skills or experience.

          6. Whether the member/potential member, by virtue of particular experience relevant to the company's current or future business, will add specific value as a Board member.

          7. Any factors related to the ability and willingness of a new member to serve, or an existing member to continue his/her service.

     C. BOARD SIZE. To make recommendations to the full Board about exercising the Board's authority to determine the number of its members.

     D. OVERSIGHT OF THE EVALUATION OF THE BOARD. To be responsible for overseeing the evaluation of the Board in the following respects:

          1. By annually reviewing the performance of the Board as a whole, and reporting the results of its review to the Board.

          2. By annually reviewing the performance of Board members who are expected to stand for election at the next annual meeting.

     E. DIRECTOR REMOVAL. To recommend to the Board the removal of a Director where appropriate.

     F. DIRECTOR INDEPENDENCE. To recommend to the Board standards for Director independence.

     G. OTHER ACTIVITIES. To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this charter, the Company's bylaws and applicable law.

     H. THIS CHARTER. To maintain and update, as appropriate, this charter, which will be published on the Company's website.

OUTSIDE ADVISORS
The Committee shall have the authority to retain such outside counsel, experts, investigators, and other advisors as it deems appropriate to assist the Committee in the performance of its functions. The Committee shall have the authority to set an annual budget for its use during the year regarding the discharge of its duties, subject to approval by the full Board of Directors. The Committee shall not engage or contact for review purposes outside accounting firms or law firms without the approval of the full Board of Directors. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

MEETINGS
The Committee will meet as often as may be deemed necessary or appropriate in its judgment, but at least annually each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the operations of the Board of Directors and the selection of Board members. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

--------------------------------------------------------------------------------
                                                                Please       [ ]
                                                                Mark Here
                                                                for Address
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE


1. Election of directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below). This proxy confers on the proxyholders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement.

FOR all nominees                    WITHHOLD              01 David B. Anderson
listed to the right                 AUTHORITY             02 Rotchford L. Barker
(except as marked           to vote for all nominees      03 Roy C. Eliff
to the contrary)               listed to the right        04 Edward F. Heil
       [  ]                            [  ]               05 Stephen A. Romano
                                                          06 Jimmy D. Ross
                                                          07 Stephen M. Schutt



2. To ratify the selection of Moss Adams LLP       FOR     AGAINST    ABSTAIN
as the Company's independent auditors.             [ ]       [ ]        [ ]

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required.
A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title.
Trustees, guardians, and administrators should sign in their official capacity, giving their title as such.
Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and Proxy Statement, and the Annual Report accompany the same, dated April 2, 2004 and March 31, 2004 respectively.


Date: ___________________________________________, 2004


_______________________________________________________
SIGNATURE OF STOCKHOLDER


_______________________________________________________
SIGNATURE IF HELD JOINTLY


.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                            ^ FOLD AND DETACH HERE ^






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
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                          AMERICAN ECOLOGY CORPORATION

                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

          The undersigned, hereby revoking all prior proxies, hereby appoints Stephen A. Romano, James R. Baumgardner, and Michael J. Gilberg and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of AMERICAN ECOLOGY CORPORATION that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMERICAN ECOLOGY CORPORATION to be held on May 20, 2004, and at any adjournment(s) thereof.

          THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------





    ------------------------------------------------------------------------

.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                            ^ FOLD AND DETACH HERE ^





            YOU CAN NOW ACCESS YOUR AMERICAN ECOLOGY ACCOUNT ONLINE.

Access your American Ecology shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for American Ecology Corporation, now makes it easy and convenient to get current information on your shareholder account.

       - View account status              - View payment history for dividends
       - View certificate history         - Make address changes
       - View book-entry information      - Obtain a duplicate 1099 tax form
                                          - Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM

          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME




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